                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                                                   Exhibit 10.04
                                                                  Execution Copy

                              AMENDED AND RESTATED
                                LICENSE AGREEMENT

     The License Agreement made and entered into as of May 7, 1997 ("the date of the original Agreement"), by and between Point Therapeutics, Inc. (formerly known as Immune Therapeutics, Inc.), a Massachusetts corporation having its principal place of business at 75 Kneeland Street, Boston, Massachusetts 02111 ("Licensee") and Tufts University, a/k/a Trustees of Tufts College, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having a principal office at Medford, Massachusetts 02155 ("Tufts"), and New England Medical Center Hospitals, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and having a principal office at Boston, Massachusetts 02111 ("NEMCH"; Tufts and NEMCH referred to jointly as "Licensor"), as amended on November 5, 1997, is hereby further amended and restated in its entirety as of January 12, 1999 ("the date hereof") as follows:

ARTICLE I - DEFINITIONS.
-----------------------

     1.1. "Patents" shall mean solely the United States and foreign patents and patent applications set forth in Exhibit A attached hereto and any United States and foreign patents issuing from any such patent applications, and any continuations, continuations-in-part, divisions, reissues, extensions, and renewals of any of the foregoing. "Patents" shall not include any other patents or patent applications (whether or not owned or controlled, in whole or in any part, by Tufts or NEMCH); provided, however, that Exhibit A may be amended from time to time as prosecution of the Patents progresses and as new patent applications are filed pursuant to the Sponsored Research Agreement dated as of May 7, 1997 (the "Research Agreement").

     1.2. "Technology" shall mean solely the trade secret, know-how, data and other information (whether or not patentable or qualifying as a trade secret) relating to the "Field of Use" that, after the date hereof, may from time to time be set forth in Exhibit B by amendment to reflect the addition of Technology pursuant to the Research Agreement. "Technology" shall not include any other trade secret, know-how, data or other information (whether or not owned or controlled, in whole or in any part, by Tufts or NEMCH).

     1.3. "Confidential Technology" shall mean all Technology, and all information in or concerning patent applications included in the Patents, provided, however, that Licensee need not keep confidential any information that:

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

          (a) at the date of its disclosure by Licensor to Licensee was lawfully known to Licensee as documented in Licensee's files and is revealed to Licensor within thirty (30) days after Licensor's disclosure to Licensee; or

          (b) at the date of disclosure by Licensor to Licensee was, or thereafter becomes, through no fault of Licensee, publicly known by means of a single publication or so widely known and used that it can be said to be generally available to the public; or

          (c) after its disclosure by Licensor to Licensee is also received by the Licensee in good faith from a third party not under any direct or indirect duty to Licensor not to disclose it.

     1.4. "Field of Use" shall mean use of any and all Licensed Products for diagnostics, vaccines and therapeutics.

     1.5. "License Period" shall mean collectively the respective periods commencing on the date of the original Agreement and expiring (unless sooner terminated): as to the Patents, on a country-by-country basis on the expiration of the last to expire of the Patents (treating pending applications as issued patents for so long as they are pending) in the country in question; and as to the Technology, on a country-by-country and product-by-product basis, on the date that is [*] years from the date of the initial commercial sale of the Licensed Product in question in the country in question.

     1.6. "Licensed Products" shall mean all products (i) the making, using or selling of which infringes (were it not for the License) at least one claim in a pending application or unexpired and non-lapsed patent included in the Patents (treating pending applications as issued patents for these purposes); and/or
(ii) which embody or are made in accordance with or using any aspect of the Technology.

     1.7. "Net Sales" shall mean the gross sales of Licensed Products billed to customers by Licensee, its Subsidiaries, and its sublicensees, less the following:

          (a) allowances, credits, chargebacks, refunds and adjustments actually credited to customers for spoiled, damaged, outdated and returned Licensed Products, or otherwise actually credited to customers on account of rejection, return or price reduction of Licensed Products;

          (b) trade, quantity, cash, and prompt payment discounts actually allowed and taken;

          (c) rebates and price reductions or adjustments required by law, regulations or contract, to the extent actually credited or paid to customers or any other third party; and

          (d) third-party charges of the following kinds collected by the seller from the buyer and separately identified on the invoice: transportation charges, sales taxes, excise taxes and customs duties, and governmental charges levied on or measured by the sale.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

     Net Sales shall also include and be deemed to have been made with respect to any Licensed Product (i) sold or otherwise transferred by Licensee, its Subsidiaries or its sublicensees to any third parry, intending that the Licensed Product be ultimately used by an end-user, in return in whole or in part for value or consideration, stated or otherwise, other than a monetary amount billed to such third party or (ii) not sold or otherwise transferred to any third party but rather used by itself by Licensee, its Subsidiary or sublicensee to provide a commercial diagnostic or therapeutic service to an end-user. The amount of any Net Sales as defined in the preceding sentence shall be imputed using the price or prices at which such Licensed Product is then being sold to customers of Licensee, its Subsidiaries or its sublicensees, as the case may be, in an arm's-length sales transaction.

     1.8. "Subsidiary" shall mean any corporation, partnership or other business organization that directly or indirectly controls, is controlled by or is under common control with Licensee. For the purpose of this Agreement, "control" shall mean the holding directly or indirectly of fifty percent (50%) or more of the voting stock or other ownership interest of the corporation or other business organization invoiced.

     1.9. "Territory" shall mean the world.

     1.10. "Reserved Field of Use" shall mean the Reserved Field of Use as defined in the Master License, Collaboration and Development Agreement.

     1.11. "Multivalent Patents" shall mean those patents set forth on Exhibit A-1 attached hereto and made a part hereof.

     1.12. "Master License, Collaboration and Development Agreement" shall mean the Master License, Collaboration and Development Agreement by and between Licensee and Bristol-Myers Squibb Company dated January 12, 1999.

     1.13. "BMS Sublicense Agreement" shall mean the Sublicense Agreement by and between Licensee and Bristol-Myers Squibb Company dated January 12, 1999.

ARTICLE II - GRANT; SUBLICENSES.
             ------------------

     2.1. Grant. Subject to the terms and conditions hereinafter set forth,
          -----
Licensor hereby grants to Licensee, to the extent that it lawfully may, a royalty-bearing, exclusive license to practice the Patents and use the Technology in the Territory, only for the purpose of making, using, selling, importing and offering for sale Licensed Products (the "License"). The License shall exist as an exclusive, royalty-bearing license during and will terminate as such at the end of the applicable License Period, unless sooner terminated as hereinafter provided. If the License as to the Technology does not terminate before the end of the applicable License Period for the Technology, then the License to use the Technology shall continue in effect thereafter without limitation of time as a non-exclusive, fully paid-up license without rights of sublicensing; provided, however, that under such fully paid-up license, notwithstanding the absence of sublicensing rights thereunder, Licensee's Subsidiaries and sublicensees existing at the time of termination of the applicable License Period shall have the right to continue to

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

develop and commercialize each Licensed Product already in pre-clinical or clinical development or in the market prior to the expiration of the applicable License Period.

     2.2. Reserved Rights. During the License Period, Licensor shall have no
          ---------------
right to use the Patents or Technology to make, use or sell Licensed Products for commercial purposes, but Licensor reserves to itself (a) the right at all times to practice the Patents, use the Technology, and make and use Licensed Products for non-commercial research, teaching and educational purposes within Licensor and to permit such activities at other not-for-profit institutions, (b) the right at all times to permit E. I. du Pont de Nemours and Company to use U.S. Patent [*] for its own internal research purposes only and (c) all other rights not granted to Licensee, including the rights to use and permit the use of Patents and Technology for any purpose not in conflict with the provisions of the License. To the extent that any Patents and Technology have been wholly or partially funded by the federal government, Licensee's rights are also subject to the Federal Patent Policy under 37 CFR 401.

     2.3. Sublicenses. Licensee shall also have the right to grant to its
          -----------
Subsidiaries or other sublicensees, exclusive or non-exclusive sublicenses under the License during the License Period, provided, and Licensee agrees, that:

          (a) the terms and conditions of each sublicense shall be consistent with the terms and conditions of this Agreement and shall contain, among other things (by way of example but not limitation), provisions substantially similar to and consistent with: the "Net Sales" definition; the provisions of Article III applicable to sub-licensees; Article V; Section 7.1 (so that no representations or warranties inconsistent with that Article shall be extended to or by any sublicensee); Article IX but the sublicense shall terminate simultaneously with the expiration or termination of the License Period, except as otherwise expressly agreed to by Licensor in writing or as provided in the last sentence in Section 2.1; Article XI; and Article XII;

          (b) each sublicense shall provide that the obligations to Licensor of Sections 3.5, 3.6, 3.7, 7.1, 8.1, 8.5 and 9.3, and Articles V, XI and XII of this Agreement shall be binding on the sublicensee and be enforceable both by Licensor and Licensee;

          (c) Licensee shall provide prior written notice to Licensor of each sublicense. In the event a sublicensee: (i) possesses a net worth or market capitalization of at least fifty million dollars ($50,000,000) and (ii) is engaged in the development, manufacture or distribution of human therapeutic products (the "Criteria"), then with respect to a sublicense entered into with such sublicensee, Licensor's consent shall not be required. If the proposed sublicensee lacks the Criteria, then Licensee shall obtain Licensor's prior written consent to a sublicense agreement entered into with such sublicensee, such consent not to be unreasonably withheld or delayed;

          (d) Licensee shall furnish to Licensor a true and complete copy of each sublicense agreement and each amendment thereto, promptly after the sublicense or amendment has been agreed upon; and

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

          (e) No Subsidiary or other sublicensee shall have the right to further license, sublicense, or assign its rights except as otherwise expressly agreed to by Licensor in writing; and

          (f) no sublicense shall relieve Licensee of any of its obligations hereunder, and Licensee shall (A) take all steps necessary to enforce compliance by its Subsidiaries and sublicensees with their obligations with respect to
Section 5.1 and Article XI hereof and (B) use its best efforts to enforce compliance by its Subsidiaries and sublicensees with all other obligations undertaken by or binding upon them in accordance with the provisions of subsections (a) and (b) of this Section 2.3.

ARTICLE III - PAYMENTS; RECORDS.
-------------------------------

     3.1. License Issue Fee. Licensee has heretofore paid to Licensor on the
          -----------------
date of the original Agreement or thereabout the non-refundable sum of [*], of which [*] has been credited toward patent reimbursement as indicated on Exhibit C. On or about the one-year anniversary of the date of the original Agreement, Licensee paid to Licensor the non-refundable sum of [*], of which [*] has been credited toward patent reimbursement as indicated on Exhibit C. Such payments shall not be creditable against any annual payments or royalties due hereunder.

          Equity. Licensor and its designees and Licensee have entered into a
          ------
Stock Issuance Agreement dated May 7, 1997 pursuant to which Licensee has issued shares of its common stock to Licensor.

          Sponsored Research. Licensee shall sponsor research at Tufts for two
          ------------------
years from the date of the original Agreement, as covered by the Sponsored Research Agreement of even date with the original Agreement, to include payments in the aggregate amount of [*].

     3.2. Annual Payments. Commencing on the two-year anniversary of the date of
          ---------------
the original Agreement and continuing annually during the License Period, Licensee agrees to pay to Licensor [*] per year. For the payments due on May
7, 1999 through May 7, 2010, up to [*] shall be credited toward patent reimbursement as indicated on Exhibit C. After the past patent costs have been fully reimbursed, each annual payment (commencing with the payment due on May 7, 2011) shall be creditable against the royalties that are due under Section 3.3 below, with respect to the 12-month period commencing on the due date of the annual payment.

          Milestone Payments. Licensee agrees to pay to Licensor the following
          ------------------
non-refundable milestone payments, which shall be made to Licensor within thirty
(30) days following the date of the milestone obtained by Licensee, its Subsidiaries or sublicensees:

          Milestone                                           Payment Amount
          ---------                                           --------------

Commencement of First Phase III Clinical Trials
        for Licensed Product                                       $[*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

First marketing application submitted for
        Licensed Product                                         [*]

First marketing approval for Licensed Product                    [*]

     3.3. Running Royalties. Commencing with the initial sale of any Licensed
          -----------------
Products by Licensee or its Subsidiaries in any country, Licensee agrees to pay to Licensor royalties of either:

          (a) [*] of the Net Sales of Licensed Products, the making, using or selling of which infringes (were it not for the License) at least one claim in a pending application or unexpired and non-lapsed patent included in the Patents (treating pending applications as issued for these purposes); or

          (b) [*] of the Net Sales, during the License Period of the Technology, of Licensed Products that do not fall within the clause (a), above, but for use any part or all of the Technology in the manufacture or the use thereof, or both.

          (c) Notwithstanding the foregoing provisions of this Section 3.3, if Licensor has the right to obtain a patent in, at minimum, the following countries: the United States, Canada, Japan and the European Convention member countries of Belgium, France, Germany, Italy, The Netherlands, Spain, Switzerland and United Kingdom, and if Licensee supports maintaining the patent in the United States but Licensee and Licensor, under Section 4.4 below, decline to support the corresponding patent or patent application in Australia, Canada, Japan or any of the European Convention member countries (hereinafter a "declined country"), then Licensee agrees to pay a [*] royalty on the Net Sales of products in any such declined country for the lifetime of the United States patent, the making, using or selling of which would have infringed the Patents if Licensee had supported a corresponding patent or patent application in the declined country. In determining such hypothetical infringement, reference shall be made to the scope of the claims pending or obtained in the corresponding United States patent or patent application.

          Stacking Royalties. In the event that it is necessary, based on patent
          ------------------
rights held by one or more third parties in any country, for Licensee to pay royalties to such third party or parties on any Licensed Product, then Licensee may reduce the royalties on Net Sales owed to Licensor within a 12-month period under this Section 3.3 with respect to sales of such Licensed Product in such country, by the amount of such necessary royalties actually paid to the third party or parties on Net Sales in sales in such country within the same 12-month period, provided that no royalty payment to Licensor under this Agreement shall be reduced by more than [*]. In the event that it is necessary, based on patent rights held by Licensor other than the Patents, for Licensee to obtain a license from Licensor (in addition to the License hereunder) in order to make, use, sell, import or offer for sale Licensed Products, Licensor will take into account any royalties due to Licensor under this Agreement when establishing royalties for such additional license.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

     3.4. Sublicense Fees and Royalties.

          (a) Fees. As to each sublicense granted by Licensee under the License,
              ----
Licensee shall pay to Licensor [*] of all fees paid to Licensee by the sublicensee: provided, however, that in the case of sublicenses which do not provide for the Licensee's performance of research, development, manufacturing, sales, distribution or marketing activities for the sublicensed Patents or Technology, the portion of the fees payable to licensor hereunder shall be [*] if the sublicense is executed during the first year of the License Period, [*] if the sublicense is executed during the second year of the License Period, and [*] thereafter. For purposes hereof, the term "fees" shall include, but is not limited to, upfront payments, milestone payments and annual minimums, but it does not include royalties based on Net Sales, the value of equity or debt instruments issued to Licensee or funding for research and development programs that are directly related to the development of Patents or Technology.

          (b) Royalties. As to each sublicense granted by Licensee under the
              ---------
License, Licensee shall pay to Licensor the lesser of (1) [*] of the sublicensee's Net Sales of Licensed Products, the making, using or selling of which infringes (were it not for the License) at least one claim in a pending application or unexpired and non-lapsed patent included in the Patents; and [*] of the Net Sales of Licensed Products that do not fall within the preceding clause, but do use Technology in the manufacture or the use thereof; or (2) [*] of the royalties received by the Licensee from such sublicensee on account of such Net Sales. Notwithstanding the foregoing, the royalties due to Licensor shall not be less than [*] of the sublicensee's Net Sales.

     3.5. Statements; Payments. Licensee shall, within sixty (60) days after the
          --------------------
last days of March, June, September and December in each year or portion thereof during the License Period, and within sixty (60) days after the end of the License Period, provide Licensor with a statement accounting for the Net Sales of Licensed Products by Licensee, its Subsidiaries and its sublicensees (and with copies of the corresponding statements to Licensee from its Subsidiaries and sublicensees), and all amounts described in Section 3.4, for the immediately preceding three (3) month period or portion thereof, accompanied by payment for the full amount of royalties and other payments due under this Article III for that period or portion thereof. Each such statement shall be certified by the Chief Financial Officer of Licensee as being true, correct and complete. All such payments shall be made payable to "Trustees of Tufts College" and shall be sent to Margaret E. Newell, Associate Provost for Research, Tufts University, 136 Harrison Ave., Boston, MA 02111.

     3.6. Currencies. All payments to be paid to Licensor shall be computed and
          ----------
made in United States Dollars, and Licensee shall use best efforts to convert royalty payments payable on Net Sales in any country to United States Dollars; provided, however, that if conversion to and transfer of such Dollars cannot be made by Licensee, its Subsidiaries or its sublicensees in any country for any reason, Licensee may pay such sums in the currency of the country in which such Net Sales are made, deposited in

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

Licensor's name in a bank designated by Licensor in any such country. The rate of exchange of local currencies to U.S. Dollars shall be at the rate of exchange prevailing at the Bank of Boston (or such other bank in Boston, Massachusetts or New York, New York as Licensor may designate from time to time), for currencies of the amounts involved, as such rate is stated for the first business day after the end of the period with respect to which the royalties are due. To the extent that any sublicense from Licensee to any Sublicensee hereunder which is approved in writing by Licensor contains currency provisions different from the foregoing, such currency provisions shall apply for the purpose of determining royalty payments to Licensor on Net Sales by such sublicensee.

     3.7. Records; Audits. Licensee shall keep (and cause to be kept) and
          ---------------
maintain complete and accurate records of Net Sales of the Licensed Products by Licensee, its Subsidiaries and its sublicensees, and all other payments made by or received by Licensee, its Subsidiaries and its sublicensees as described in Sections 3.3 and 3.4, in accordance with generally accepted accounting procedures. Such records shall be accessible to independent certified public accountants selected by Licensor and reasonably acceptable to Licensee, by audits conducted not more than once a year during the License Period and for one year after the termination thereof, at any reasonable times during business hours, for the purpose of verifying Net Sales and any royalties due thereon. Such accountants shall disclose to Licensor only information relating to the accuracy of the records kept and the payments made, and shall be under a duty to keep confidential any other information obtained from such records. Licensee, its Subsidiaries and its sublicensees shall not be required to retain such records for more than three (3) years after the close of any calendar quarter-year. No period shall be subject to audit under this Section more than once as to any entity being audited. Results of any such audit shall be made available to both parties. The determination by an independent, certified public accountant pursuant to this Section 3.7 as to the amount due and payable by Licensee hereunder shall be conclusive and binding upon both parties.

     3.8. Substantial Underpayment. If any such audit reveals that the aggregate
          ------------------------
of royalties paid during any four consecutive calendar quarters was more than [*] less than the amount that should have been paid, then the reasonable expenses of the audit shall be borne by Licensee, which shall pay those expenses within thirty (30) days after demand therefor by Licensor accompanied by the accountants' statement therefor.

     3.9. Taxes. All taxes and charges which may be imposed by any government
          -----
taxing authority on the amounts paid by Licensee to Licensor under this Agreement shall be assumed by Licensee. In the event Licensee is required to withhold such taxes or charges from the Licensor, Licensee shall deliver to Licensor true copies of the receipts or returns covering each such payment. In the event a waiver is available for the payment of any such tax imposed by a foreign government as a result of Licensor's status as a non-profit organization, Licensor agrees to consider, in its sole discretion, any reasonable request by Licensee to cooperate in any efforts initiated by Licensee to obtain such a waiver. Licensee agrees to reimburse Licensor for Licensor's reasonable out of pocket costs and expenses incurred in considering such requests and cooperating with such waiver process, including outside counsel fees, if any.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

ARTICLE IV - TECHNOLOGY DISCLOSURE; PATENT PROSECUTION.
------------------------------------------------------

     4.1. [Intentionally left blank].

     4.2. [Intentionally left blank].

     4.3. [Intentionally left blank].

     4.4. Patent Prosecution. Licensor shall apply for, seek prompt issuance of,
          ------------------
and maintain while the License is in effect, the Patents in the United States and in the foreign countries listed on Exhibit A attached hereto. Licensee may request, in writing, Licensor to file and prosecute patent applications for the Patents in any one or more other countries, and Licensor may of its own accord elect to file and prosecute any such other patent applications. If Licensee makes any request for such an additional foreign patent applications, and if Licensor decides not to file such an application or prosecute same or maintain a patent so obtained, Licensor shall thereafter promptly notify Licensee and Licensee shall then be entitled to take over the application, prosecution or maintenance, as the case may be, of such patent application or such patent for the benefit of Licensor. In such case, Licensor shall cooperate fully with Licensee and provide all such information and data and execute any documents reasonably required in order to allow Licensee to do so. Licensee shall cooperate with Licensor in any prosecution, filing, and maintenance that Licensor is required to or elects to undertake hereunder.

     Abandonment. Licensee may request, in writing, Licensor to abandon a patent
     -----------
or patent application within the Patents (including a request not to obtain patent protection) in one or more "Core Countries": United States, Australia, Canada, Japan, and the European Convention member countries of Belgium, France, Germany, Italy, The Netherlands, Spain, Switzerland and United Kingdom, or in one or more countries other than Core Countries, in which event the following provisions shall apply:

          (i) Core Countries. If Licensee requests Licensor to abandon such a
              --------------
patent or patent application in one or more Core Countries, Licensor shall, no later than three (3) months after such request, give notice to Licensee to inform it whether or not Licensor has elected to maintain the subject patent or patent application in at least one Core Country covered by Licensee's request. If Licensor notifies Licensee that it has elected to so maintain the subject patent or patent application, such patent or patent application shall no longer be considered Patents under this Agreement, and Licensee shall have no further rights or interest in or to the subject patent or patent application, or the information included therein, worldwide. If Licensor notifies Licensee that it has elected to abandon the subject patent or patent application as requested by Licensee, Licensor and Licensee may, by mutual agreement, cause the information included in such patent or patent application to become Technology for all purposes of this Agreement in the requested countries; otherwise Licensee shall thereafter have no further rights or interest in or to the subject patent or patent application, or the information included therein, in the requested countries.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

          (ii) Other Countries. If Licensee requests Licensor to abandon such a
               ---------------
patent or patent application in any one or more countries other than a Core Country, Licensor shall, no later than three (3) months after such request, give notice to Licensee to inform it whether or not Licensor has elected to maintain the subject patent or patent application in any or all of the countries covered by Licensee's request. If Licensor notifies Licensee that it has elected to maintain the subject patent or patent application in any of such countries, such patent or patent application shall continue as Patents under this Agreement in such countries, but Licensor shall pay all costs associated with such patent or patent application. If Licensor notifies Licensee that it has elected to abandon the subject patent or patent application in any or all of the countries covered by Licensee's request, Licensor and Licensee may, by mutual agreement, cause the information included in such patent or patent application to become Technology for all purposes of this Agreement in such countries; otherwise Licensee shall thereafter have no further rights or interest in or to the subject patent or patent application, or the information included therein, in those countries.

     4.5. Patents Expenses. Licensee shall pay all reasonable costs associated
          ----------------
with the preparation, filing, prosecution and maintenance of the Patents. Licensor shall send Licensee invoices on a monthly basis for any such patent expense incurred by Licensor, and Licensee shall pay such invoices within thirty
(30) days of receipt thereof. In connection with sending Licensee invoices, Licensor shall provide copies of all backup documentation supporting the invoices and such other reasonable information and detail as Licensee shall request in order to ascertain the correctness of the invoice. For all past costs associated with the preparation, filing, prosecution and maintenance of the Patents and incurred by Licensor prior to the date of this Agreement, Licensee shall reimburse Licensor according to the schedule on Exhibit C.

     4.6. Prosecution Cooperation. Licensor agrees to keep Licensee fully
          -----------------------
informed of patent prosecution and maintenance, including submitting promptly to Licensee copies of all Official Actions and other papers received from Patent Offices anywhere in the world. In addition, Licensor agrees to provide to Licensee drafts of patent applications and responses to office actions to be submitted to the various patent offices around the world, reasonably in advance of submitting any such paper, so that Licensee may provide its comments, which shall be reasonably taken into account. Patent counsel for prosecuting the Patents shall be mutually acceptable to Licensor and Licensee. Licensor shall not abandon any of the Patents without first consulting Licensee.

     4.7. Assignment of Rights. Tufts faculty and staff are obligated to assign
          --------------------
to Tufts their rights in the Patents and Technology.

ARTICLE V - CONFIDENTIALITY.
---------------------------

          5.1. Limitations on Use, Disclosure. Licensee agrees to treat
               ------------------------------
confidential all Confidential Technology disclosed to it by Licensor. Licensee shall not use any Confidential Technology including, but not limited to, the information disclosed to Licensee under the Non-Disclosure Agreement regarding "Potentiation of the Immune Response" dated October 4, 1996, for any purpose except by exercise of the License.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

Licensee may disclose Confidential Technology for reasonable business purposes only under the terms of a confidentiality agreement. Licensee agrees that it will exercise every reasonable precaution to prevent the disclosure of Confidential Technology by any of its directors, officers, employees or agents to other parties, other than to its Subsidiaries and its sublicensees. Any Confidential Technology disclosed to Subsidiaries or sublicensees shall be disclosed on the basis of and subject to the confidentiality provisions of this Agreement. Licensee agrees to limit the disclosure of the Confidential Technology to those agents or employees of Licensee, its Subsidiaries, and its sublicensees who have a need to know for the purpose of making, using or selling Licensed Products, and who are obligated to Licensee to comply, on behalf of Licensee, with the terms of this Agreement. Licensee agrees to be responsible for all such compliance and failure thereof.

     Licensor agrees to treat as confidential all information disclosed to it by Licensee that is identified in writing as being confidential ("Licensee Confidential Information"). Licensor shall use the Licensee Confidential Information for purposes of this Agreement only.

     5.2. Cessation. Any information which is Confidential Technology at the
          ---------
date of disclosure thereof to Licensee, its Subsidiaries or its sublicensees or is Licensee Confidential Information at the date of disclosure thereof to Licensor shall cease to be Confidential Technology or Licensee Confidential Information, respectively, and the party receiving information ("Recipient") from the disclosing party ("Discloser") shall be released from the provisions of
Section 5.1 as to such information on the date when, through no act or omission on the part of Recipient such information becomes (a) publicly known by way of a single publication in which such confidential information is disclosed in reasonable detail or (b) so widely known and used that it can be said to be generally available to the public or (c) known to Recipient by receipt in good faith from a third party not under any duty to Discloser not to disclose it. Notwithstanding the foregoing, however, Recipient agrees that before Recipient may claim that any information is not or was not Confidential Technology or Licensee Confidential Information, or claim the right to make any use of disclosure in reliance on the immediately preceding sentence, Recipient will give to Discloser at least sixty (60) days' prior written notice specifying in reasonably complete detail the information in question, the planned use or disclosure, the claimed exception permitting such use or disclosure, and the factual basis supporting Recipient's claim that the exception would permit the planned use or disclosure. The royalties due to Licensor hereunder with respect to Net Sales shall not in any way be reduced or otherwise adversely affected by reason of any Confidential Technology ceasing to be or failing to have the characteristics of Confidential Technology as defined herein.

     5.3. Time Limit. The provisions of this Article V shall continue to apply
          ----------
to any information which is Confidential Technology or Licensee Confidential Information for so long as it shall remain such, notwithstanding any termination of this Agreement or the License or expiration of the License Period, provided, however, that the obligations of confidentiality under this Article shall in any event expire and cease to exist fifteen (15) years from the date of the original Agreement.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

ARTICLE VI - DILIGENCE.
----------------------

     6.1. Initial Diligence. Licensee agrees to use its best efforts to effect
          -----------------
introduction of a therapeutic or vaccine Licensed Product into the United States commercial market as soon as practical, consistent with sound and reasonable business practices and judgments. Licensee shall provide annual reports of such efforts to Licensor within thirty (30) days of each anniversary of the date of the original Agreement.

     Evidence that Licensee, or its sublicensee, has achieved milestones (i) through (iii), as scheduled below, shall be deemed, in and of itself to be a sufficient showing by Licensee of such best efforts. The milestones are as follows:

          (i) raised or received for research or other purposes a total of [*], including the initial financing, through venture capital investors, strategic partners or other sources within three (3) years of the date of the original Agreement (Licensee hereby certifies that Licensee has raised such funds);

          (ii) filed (or had a sublicensee file) an IND for a Licensed Product in the United States within six (6) years of the date of the original Agreement; and

          (iii) beginning not later than six (6) years after the date of the original Agreement and for a period of at least six (6) years, spent (or had a sublicensee spend) at least [*] in direct costs (including salaries) annually in performing work necessary for the development of the Patents and Technology.

     6.2. Product Sale. Licensor shall have the right at any time after twelve
          ------------
(12) years from the date of the original Agreement to terminate the License and Licensor's obligations under this Agreement if Licensee, its Subsidiaries or its sublicensees have not by the time of such termination sold a therapeutic or vaccine Licensed Product into the United States market.

     6.3. Continued Diligence re Additional Licensed Products. After market
          ---------------------------------------------------
introduction of an initial Licensed Product, Licensee agrees to continue to show diligence, consistent with sound and reasonable business practices and judgments, in developing and commercializing additional Licensed Products.

     6.4. Termination of License for Discontinuation of Development.
          ---------------------------------------------------------

          (a) So long as the BMS Sublicense Agreement is in effect, if at any time Licensee decides to discontinue all development and commercialization programs relating to Licensed Products within the Reserved Field of Use, Licensee shall give notice of such intent to Licensor and Licensor shall have the option to terminate the License granted hereunder solely with respect to the Reserved Field of Use on thirty (30) days' notice to Licensee. Upon any such termination Point shall have no further financial responsibility for prosecution and maintenance of the Multivalent Patents.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

          (b) So long as the BMS Sublicense Agreement is in effect, if at any time BMS decides to discontinue all development and commercialization programs relating to Licensed Products not within the Reserved Field of Use, Licensee shall give notice of such intent to Licensor and Licensor shall have the option to terminate the license granted hereunder solely with respect to the Field of Use other than the Reserved Field of Use on thirty (30) days' notice to Licensee. Upon any such termination, Point shall have no further financial responsibility for the prosecution and maintenance of any such Patents other than the Multivalent Patents.

          (c) If at any time the BMS Sublicense Agreement is not in effect and Licensee decides to discontinue all development and commercialization programs relating to the Field of Use, Licensee shall give notice of such intent to Licensor, and Licensor shall have the option to terminate the License granted hereunder solely with respect to such discontinued programs upon thirty (30) day's notice to Licensee. Upon any such termination, Point shall have no further financial responsibility for the prosecution and maintenance of any Patents on the discontinued programs.

     6.5. Consent to Change Milestones. Notwithstanding the foregoing, Licensor
          ----------------------------
shall not unreasonably withhold its consent and approval to any revision of such milestones whenever requested in writing by Licensee and supported by evidence of technical difficulties or delays that the parties could not have reasonably foreseen.

ARTICLE VII - REPRESENTATIONS, WARRANTIES, AND LIMITATIONS.
----------------------------------------------------------

     7.1. Licensor Disclaimer. LICENSOR MAKES NO REPRESENTATIONS, EXTENDS NO
          -------------------
WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PURPOSE), AND ASSUMES NO RESPONSIBILITIES WHATSOEVER, WITH RESPECT TO THE PATENTS OR TECHNOLOGY OR THE USE THEREOF, OR THE MANUFACTURE, POSSESSION, USE, MARKETING, SALE, OR OTHER DISPOSITION BY LICENSOR, LICENSEE OR ANYONE ELSE, OF LICENSED PRODUCT(S) OR ANY OTHER PRODUCTS OR SERVICES (INCLUDING, WITHOUT LIMITATION, PRODUCTS MADE BY LICENSOR, AND LICENSOR SERVICES, THAT ARE OR WERE FURNISHED TO LICENSEE AT ANY TIME BEFORE, ON OR AFTER THE DATE OF THE ORIGINAL AGREEMENT), EXCEPT ONLY AS EXPRESSLY STATED BELOW IN THIS ARTICLE VII. Without limitation of the foregoing generality, nothing contained herein or in any disclosure of the Patents or Technology made by or on behalf of Licensor shall be construed as extending any representation or warranty with respect to the Patents or Technology or Licensed Products or the results to be obtained by the use of the Patents or Technology or any Licensed Products; or that anything made, used or sold by use of the Patents or Technology or any part thereof, alone or in combination, will be free from infringement of patents of third parties. LICENSOR SHALL NOT BE LIABLE TO LICENSEE, ITS SUBSIDIARIES, ITS SUBLICENSEES OR ANY OTHER PARTY, REGARDLESS OF THE FORM OR THEORY OF ACTION (WHETHER CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE), FOR ANY SPECIAL,

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER EXTRAORDINARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, PATENTS, THE TECHNOLOGY, THE LICENSED PRODUCTS OR ANY PRODUCTS OR SERVICES FURNISHED OR NOT FURNISHED BY LICENSOR, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

     Licensee agrees that all warranties, if any, in connection with the sale or other disposition of any Licensed Products (or any products made by Licensor and furnished at any time to Licensee) by Licensee, its Subsidiaries or its sublicensees will be made by them and will not directly or impliedly obligate Licensor.

     7.2. Licensor Representations. Notwithstanding the first sentence of
          ------------------------
Section 7.1, Licensor:

          (a) Represents that Licensor are corporations organized and existing under the laws of the Commonwealth of Massachusetts and has the power and authority to enter into this Agreement.

          (b) Represents that Licensor has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of Licensor who carried out such execution and delivery, and to authorize the performance by Licensor of its obligations hereunder.

          (c) Represents that execution and delivery of this Agreement and its performance by Licensor will not result in any breach or violation of, or constitute a default under, any agreement, instrument, judgment or order to which Licensor is a party or by which it is bound.

          (d) Represents that, to the best of its knowledge, Licensor has the lawful right to grant to Licensee, in accordance with the provisions of this Agreement, a license to practice the United States patents and patent applications set forth in Exhibit A attached hereto.

     7.3. Licensee Representations. Licensee represents and warrants to Licensor
          ------------------------
that:

          (a) Licensee is a corporation organized and existing under the laws of the Commonwealth of Massachusetts and has the power and authority to enter into this Agreement.

          (b) Licensee has taken all necessary action to authorize its execution and delivery of this Agreement by the representatives of Licensee who carried out such execution and delivery, and to authorize the performance by Licensee of its obligations hereunder.

          (c) Execution and delivery of this Agreement and its performance by Licensee will not result in any breach or violation of, or constitute a default under, any

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

agreement, instrument, judgment or order to which Licensor is a party or by which it is bound.

ARTICLE VIII - INDEMNITY; INSURANCE; INFRINGERS.
-----------------------------------------------

     8.1. Indemnity. Licensee agrees to exonerate, indemnify, and hold harmless
          ---------
Licensor, its trustees, officers, employees, and agents, from all costs, expenses (including attorneys' fees), interest, losses, obligations, liabilities, and damages paid or liability for which is incurred by any of said parties ("Losses"), and which arise out of or are in connection with or are for the purpose of avoiding any and all claims, demands, actions, causes of action, suits, appeals, and proceedings ("Claims"), all whether groundless or not, or the settlement thereof, based on any actual or alleged injuries, damages or liability of any kind whatsoever (including, without limitation, personal injury, death, property damage, breach of warranty or breach of contract) arising, directly or indirectly, out of any one or more of: any breach by Licensee of its representations, warranties or agreements hereunder; or out of any manufacture, marketing, possession, use, sale or other disposition of Licensed Products or products furnished by Licensor to Licensee in connection herewith or in connection with the Research Agreement (whether same occurs during or after the License or during or after the License Period) by Licensee, its Subsidiaries, its sublicensees, or anyone claiming by, through or under any of them; or any acquisition, possession, disclosure or use of the Patents or Technology or any thereof, by Licensee, its Subsidiaries, its sublicensees or anyone claiming by, through or under any of them; or the presence of Licensee's or its Subsidiaries' or its sublicensees' officers, agents, employees, invitees, or property or any thereof on Licensor's premises.

     8.2. Defense; Settlement. Licensee shall defend and control negotiation of
          -------------------
settlement of any Claim, with counsel of Licensee's choosing approved in advance by Licensor, which approval shall not be unreasonably withheld. Licensor agrees to cooperate fully in the defense of any Claim and may participate in the defense with counsel of Licensor's choosing, such separate counsel to be at Licensor's expense unless a conflict of interest exists between Licensee and Licensor with respect to the defense, in which case Licensor's separate counsel shall be at Licensee's expense. Any settlement by which Licensor would incur any obligation or liability (other than for the payment of money as to which Licensee has an indemnity obligation hereunder and as to which Licensee has provided to Licensor reasonable assurances for Licensee's full and prompt satisfaction of the same), whether for the taking of any action, the refraining from any action or otherwise, shall require the advance written consent of Licensor, which consent shall not be unreasonably withheld.

     8.3. Insurance. Not later than thirty (30) days before the time when (i)
          ---------
any Licensed Product shall be clinically tested with human subjects, or (ii) Licensee, any Subsidiary or any sublicensee shall make, use or sell any Licensed Products or any products furnished to Licensee by Licensor at any time (before, on or after the date of the original Agreement) in connection herewith or in connection with the Research Agreement, and at all times thereafter until the expiration of all applicable statutes of limitation pertaining to any testing, manufacture, marketing, possession, use, sale or other disposition of any Licensed Products or the aforesaid products furnished by Licensor

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

(whether same occurs or exists during or after the existence of the License or during or after the License Period), Licensee will at Licensee's expense, obtain and maintain in full force and effect, comprehensive general liability insurance, including product liability insurance, protecting Licensor against all claims, suits, obligations, liabilities, and damages, based upon or arising out of actual or alleged bodily injury, personal injury, death or any other damage to or loss of persons or property, caused by any such testing, manufacture, marketing, possession, use, sale or other disposition. Such insurance policy or policies shall be issued by companies rated by A. M. Best as A VIII or better (or other companies acceptable to Licensor), shall name Licensor as an additional named insured, shall have limits of at least one million dollars ($1,000,000) per occurrence with an aggregate of three million dollars ($3,000,000), shall be non-cancelable except upon thirty (30) days prior written notice to Licensor, and shall provide that as to any loss covered thereby and also by any policies obtained by Licensor itself, Licensee's policies shall provide primary coverage for Licensor and Licensor's policies shall be considered excess coverage for Licensor.

     8.4. Certificates; Policies. Licensee will forthwith after the obtaining of
          ----------------------
such insurance required by Section 8.3, obtain and delivery to Licensor certificates of and copies of, and at all times thereafter deliver without further demand replacement certificates and copies of, all such insurance policies that are in force and effect. As often as is reasonably requested by Licensor, Licensee will furnish to Licensor a complete list, statement, and description of all insurance called for in this Article, together with certificates and copies of policies for each insurance company issuing any thereof, that such insurance is in full force and effect, that all premiums have been paid, and that such insurance will not be canceled except upon thirty (30) days prior written notice to Licensor.

     8.5. Infringers. Each party shall inform the other promptly in writing of
          ----------
any alleged infringement of the Patents in the Field of Use by a third party, including all details then available.

     In general, with respect to any infringement of any Patent (other than U.S. Patent [*] (the "[*] Patent") and the Multivalent Patents) in the Field of Use, Licensee (or a sublicensee designated by Licensee and approved by Licensor for this purpose) shall have the first right, but shall not be obligated, to take any legal action at its own expense against the infringer. In any infringement action commenced by Licensee (or its sublicensee), all expenses of Licensee (and its sublicensee) shall first be reimbursed by any recovery and all remaining recovery for infringement shall be shared 75% to Licensee (and its sublicensee) and 25% to Licensor.

     With respect to any infringement of any Patent (other than the [*] Patent and the Multivalent Patents), if neither Licensee nor its sublicensee has taken legal action or been successful in obtaining cessation of the infringement, within one-hundred twenty (120) days of written notification from Licensor of such infringement, or if Licensee and its sublicensee elect not to continue prosecuting any legal action against an infringer, Licensee shall give notice thereof to Licensor and Licensor shall have the right, but shall not be obligated, to take any legal action at its own expense against the infringer. In any

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

such action by Licensor, all expenses of Licensor shall first be reimbursed by any recovery and all remaining recovery for infringement shall be shared 75% to Licensor and 25% to Licensee.

     Multivalent Patents. With respect to any infringement of the Multivalent
     --------------------
Patents, in the Field of Use, Licensor shall have the first right, but shall not be obligated, to prosecute at its own expense any such infringements, and Licensee agrees that Licensor may join Licensee as a plaintiff at the expense of Licensor. In any infringement action commenced solely by Licensor, all expenses of Licensor shall first be reimbursed by any recovery and all remaining recovery for infringement shall be shared 75% to Licensor and 25% to Licensee.

     If Licensor has not taken legal action or been successful in obtaining cessation of the infringement, within one-hundred twenty (120) days of written notification from Licensee of infringement of the Multivalent Patents, or if Lessor elects not to continue prosecuting any legal action against an infringer, Licensee shall have the right (while the License is exclusive with respect to the Multivalent Patents), but shall not be obligated, to prosecute at its own expense any such infringement. Licensee may join Licensor as a plaintiff in any such infringement suit at Licensee's expense. In any such action by Licensee, all expenses of Licensee shall first be reimbursed by any recovery and all remaining recovery for infringement shall be shared 25% to Licensor and 75% to Licensee. Licensee shall indemnify Licensor against any order for costs or other payments that may be made against Licensor in such proceedings.

     By mutual agreement, Licensee and Licensor may agree to institute a suit with respect to the Multivalent Patents jointly, the suit being brought in both their names. Such agreement shall cover such matters as the sharing of recovery, reimbursement of costs and expenses, exercise of control, and other relevant matters.

     If any action or suit alleging invalidity or non infringement of the Multivalent Patents shall be brought against Licensee, Licensee shall defend such action or suit at its sole expense, but Licensor shall have the right, at its election made within sixty (60) days after commencement of that action or suit, to intervene and take over the sole defense of the action or suit at Licensor's sole expense unless the claim of the infringement has been asserted by the claimant against Licensee as a counterclaim or other defensive pleadings in an action theretofore commenced by Licensee against such claimant.

     du Pont Patent. The parties acknowledge that the [*] Patent is co-owned by
     --------------
Licensor and E. I. du Pont de Nemours and Company ("du Pont"); du Pont's rights and interests therein were (a) exclusively licensed to Licensor pursuant to a License Agreement made as of March 17, 1990 (the "du Pont License Agreement") between them and (b) exclusively sublicensed to Licensee pursuant to this Agreement. The parties acknowledge that, as provided in Section 4.3 of the du Pont License Agreement:

          "If within ninety (90) days after having been notified by [du Pont] of any alleged infringement ... [of the [*] Patent, Licensor] has been unsuccessful in persuading the alleged infringer to desist and has not

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

     brought, and is not diligently prosecuting an infringement action, or if [Licensor] notifies [du Pont] at any time prior thereto of its intention not to bring suit against any alleged infringer, then, in that event, [du Pont] may, but shall not be obligated to, prosecute, at its own expense, any infringement of the [[*] Patent]...."

Accordingly, Licensor agrees to exercise, upon request of Licensee, its right (as provided in Section 4.1 of the du Pont License Agreement), and designate Licensee or a sublicensee of Licensee in Licensor's name, to take appropriate legal actions with respect to any infringement of the [*] Patent at the expense of Licensee (or its sublicensee).

     With respect to any infringement of the [*] Patent, if Licensee (or its sublicensee) has not brought and continued to diligently prosecute an action to obtain cessation of the infringement, within sixty (60) days of written notification to Licensee from Licensor or du Pont of such infringement, the right to take legal action against the infringer shall revert to du Pont and Licensor in accordance with Section 4.3 of the du Pont License Agreement.

     Further, the parties acknowledge that, as, provided in Section 4.4 of the du Pont License Agreement:

          "... [Licensor] may withhold up to [*] of the payments otherwise ... due [du Pont under the du Pont License Agreement] and apply the same toward reimbursement of [Licensor's] expenses ... in connection [with the enforcement and/or defense of the [*] Patent]. Any recovery of damages by [Licensor] for any such suit shall be applied first in satisfaction or any unreimbursed expenses and legal fees of [Licensor] relating to the suit or settlement thereof, and next toward reimbursement of [du Pont] for any payments withheld and applied pursuant to [Section 4.4 of the du Pont License Agreement]. Any remaining recoveries shall be used to reimburse [Licensor] for lost profits and [du Pont] shall be entitled to lost payments on account of such lost profits. The balance thereafter remaining from such recovery shall be divided among [du Pont] and [Licensor] [*] to [du Pont] and [*] to [Licensor]."

Accordingly, the parties agree that (i) any and all amounts so withheld from payments otherwise due du Pont under the du Pont License Agreement shall be applied toward the reimbursement of expenses incurred by Licensee, its sublicensee and/or Licensor in connection with the pursuit of such suit or settlement thereof, and (ii) if Licensee has taken the lead in the infringement action Licensee shall be entitled to receive the entire [*] of the finally remaining amount of recoveries due Licensor as so provided in the du Pont License Agreement.

     The parties acknowledge that, as provided in Section 4.5 of the du Pont License Agreement:

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

          "In the event that a declaratory Judgment action alleging invalidity or noninfringement of any of [the [*] Patent] is brought against [du
     Pont], [Licensor], at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

Accordingly, Licensor agrees to exercise, upon request of Licensee, its right (as so provided in the du Pont License Agreement), and designate Licensee or a sublicensee of Licensee in Licensor's name, to take over the defense of such an action at the expense of Licensee (or its sublicensee).

     All Patents. With respect to infringement of any Patent, no settlement,
     -----------
consent judgment or other voluntary final disposition of a suit may be entered into without the joint consent of Licensor and Licensee, which consent shall not be withheld unreasonably.

     In any infringement suit that either party brings to enforce the Patents, the other party shall at the request and expense of the party bringing the suit, cooperate in all reasonable respects, including, to the extent possible, obtaining the testimony of its employees and making available physical evidence in the possession of that party.

     Licensee shall have the exclusive right in accordance with the provisions of Section 2.3 to sublicense any alleged infringer in the Territory for the Field of Use, for future use of the Patents.

ARTICLE IX - LICENSE TERMINATION.
--------------------------------

     9.1 Events. The License granted hereunder may be terminated by Licensor
         ------
pursuant to Article VI or one of the following subsections:

          (a) Material Default. If Licensee shall fail after thirty (30) days
              ----------------
written notice from Licensor to pay to Licensor any royalties or other payments payable hereunder, or shall fail in any material way to perform any other agreement required to be performed by Licensee under this Agreement, or if any representation or warranty of Licensee contained in this Agreement shall prove to have been inaccurate or misleading in any material way when made (referred to collectively and individually as a "material default"), then, without limitation of and in addition to any and all other rights and remedies available to Licensor with respect to such material default, Licensor may terminate the License (whether in its exclusive or non-exclusive period) and Licensor's obligations hereunder by written notice to Licensee at any time after the expiration of such thirty (30) day notice period if Licensee has not cured the material default and the effects thereof before Licensor gives such notice of termination to Licensee, unless Licensee commences mediation or arbitration proceedings hereunder to contest such material default, in which event Tufts' right to terminate the License shall be stayed until such proceedings shall have been completed.

          (b) Cessation of Business. If Licensee shall have commenced to carry
              ---------------------
on the business of selling any Licensed Products (either directly or through any

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

Subsidiary or sublicensee) and shall at any time thereafter cease for a consecutive period of one hundred eighty (180) days to carry on such business actively (either directly or through any Subsidiary or sublicensee), Licensor may at any time thereafter while that state of affairs continues, terminate the License by written notice to Licensee.

          (c) Insolvency. Should the Licensee become insolvent, this Agreement
              ----------
will immediately terminate without any requirement for providing notice to Licensee.

     9.2. Termination by Licensee. Licensee shall have the right to terminate
          -----------------------
this Agreement and the License granted it hereunder for any reason within ninety
(90) days' notice to Licensor at any time.

     9.3. Effects. Upon termination of the License for any reason, nothing
          -------
herein shall be construed to release a Licensee from any obligations hereunder except those of Article VI, but all rights of Licensee and its Subsidiaries and its sublicensees to make, use or sell Licensed Products, or to practice the Patents and use the Technology, shall cease immediately, except that (i) Licensee, its Subsidiaries, and its sublicensees may after the effective date of such termination and for one year thereafter sell all Licensed Products that they may have on hand at the date of termination, and may complete manufacture of Licensed Products then in the process of manufacture, and sell them, provided that they pay all royalties due thereon with respect to Net Sales, as provided in this Agreement; and (ii) if the License has been terminated by Licensor pursuant to Section 9.1, each sublicensee (other than a Subsidiary) may elect (by giving written notice thereof to Licensor within 60 days after termination of the License) to continue its sublicense for the term thereof and perform all of its obligations thereunder for the direct benefit of Licensor; provided, that such election may be made solely by sublicensees under sublicenses which (x) are then in good standing, (y) satisfy the conditions of Sections 2.3(a) and (b) hereof and (z) grant exclusive rights to such sublicensees. Upon termination, Licensee will disclose to Licensor all data and information developed by Licensee during the term of the Agreement in the Field of Use.

ARTICLE X - NOTICE.
------------------

     Any notice or communication required to be given hereunder in writing shall be given by registered or certified mail, return receipt requested, or delivered by courier, return receipt requested, charges and postage prepaid, addressed to the parties, respectively, at the following address:

In the case of Tufts to:

     Margaret E. Newell
     Associate Provost for Research
     Tufts University
     136 Harrison Avenue
     Boston, MA 02111

with a copy to:

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

     Massachusetts Biomedical Initiatives, Inc.
     Attn: Vice President, Commercial Development
     20 Hampden Street
     Roxbury, MA 02119

with a second copy to:

     Mary Lee Jacobs, Esq.
     General Counsel
     Tufts University
     Ballou Hall
     Medford, MA 02155

or in the case of NEMCH to:

     Frank Stout
     Vice President of Research Administration
     New England Medical Center Hospitals, Inc.
     15 Kneeland Street
     Boston, MA 02111

with a copy to:

     Carol McMahon, Esq.
     Director, Technology Transfer
     New England Medical Center Hospitals, Inc.
     750 Washington Street, Box 817
     Boston, MA 02111

or in the case of Licensee to:

     Donald R. Kiepert, Jr.
     Point Therapeutics, Inc.
     75 Kneeland Street
     Boston, MA 02111

with a copy to:

     Peter B. Finn, Esq.
     Rubin and Rudman LLP
     50 Rowes Wharf
     Boston, MA 02110

or at such other respective substitute addresses as the addressee may designate in writing to the other party.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

ARTICLE XI - NON-USE OF NAMES.
-----------------------------

     Licensee agrees that it, its Subsidiaries and its sublicensees will not use the name "Tufts University" or "New England Medical Center Hospitals, Inc." or any variant thereof, or identify Tufts or NEMCH or any portion of Tufts or NEMCH, or any inventor or any of the Patents or Technology, as a party to this Agreement, or as a participant in inventing the inventions of the Patents or creating the Technology, including, without limitation, in any advertising or promotional sales literature, without prior express written consent of Licensor, which consent may be withheld or withdrawn by Licensor in its complete and uncontrolled discretion for any reason whatsoever and at any time or times. However, notwithstanding the foregoing, Licensor will make no objection to any proper reference by Licensee to published technical publications by such inventors or creators; and, subject to the confidentiality requirements hereof, Licensor will make no objection to Licensee's making such disclosures as in the reasonable opinion of legal counsel as required as a matter of law, and such general disclosures of this Agreement as may be desired by Licensee for purposes of grant solicitations from governmental authorities, or as reasonably determined by Licensee for the purposes of obtaining financing for Licensee, or as reasonably determined by Licensee for the conduct of its business, other than advertising or sales promotion. Licensee shall impose and enforce the requirements of this Article on its Subsidiaries and sublicensees.

     For Tufts, such approval shall be obtained from the Associate Provost for Research. For NEMCH, such approval shall be obtained from the Vice President for Research Administration. Licensor agrees to respond within ten (10) business days of Licensor's receipt of any request for approval under this Article, provided that such request is delivered to the addresses indicated above in
Article X and is prominently marked "Urgent -- Please respond within ten days."

ARTICLE XII - COMPLIANCE WITH LAWS.
----------------------------------

     12.1. Export Controls. The Export Control Regulations of the U.S.
           ---------------
Department of Commerce prohibit, except under special validated license, the exportation from the United States of technical data relating to certain commodities (listed in the Regulations), unless the exporter has received certain written assurance from the foreign importer. In order to facilitate the exchange of technical information under this Agreement, Licensee therefore hereby agrees and gives its assurance to Licensor that Licensee will not, unless any required prior authorization is obtained from the U.S. Office of Export Control, re-export directly or indirectly any technical data received from Licensor under this Agreement and will not export directly the Licensed Products or such technical data to any country listed on either the Commodity Control List or Militarily-Critical Technologies List. Licensor makes no representation as to whether any such license is required or, if one is required, as to whether it will be issued by the U.S. Department of Commerce.

     12.2. Other Laws. In addition to the foregoing export control requirements,
           ----------
Licensee agrees that it, its Subsidiaries, and its sublicensees will comply with all applicable mandatory or permissive patent marking laws, rules, and regulations and

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

comply with all other laws, rules, and regulations of all governmental authorities applicable to any of their activities contemplated by this Agreement, and will comply with all necessary and desirable practices in connection and compliance with safety recommendations of trade associations or governmental authorities.

ARTICLE XIII - MISCELLANEOUS PROVISIONS.
---------------------------------------

     13.1. Assignment. Licensee shall not assign the License or this Agreement
           ----------
without the prior written consent of Licensor, which consent shall not be unreasonably withheld; provided, however, that Licensee, without such consent, may assign all of its rights hereunder to the acquiring party in connection with the transfer of all or substantially all of its business and assets to an acquiring party or in the event of its merger or consolidation with that acquiring party, if and only if the assignee shall assume all obligations of Licensee under this Agreement. However, no assignment or other transfer by Licensee shall relieve Licensee of any obligations hereunder and Licensee shall continue to be primarily and jointly and severally liable (along with such assignee or other transferee) for the performance of all obligations of Licensee and such assignee or other transferee hereunder.

     13.2. Independent Contractors. The parties hereto shall be independent
           -----------------------
contractors with respect to each other, and nothing contained herein shall be construed as constituting either of them as the agent, principal, employee, servant, joint venturer or partner of the other for any purpose whatsoever.

     13.3. Governing Law. This Agreement shall be governed by and construed in
           -------------
accordance with Massachusetts law.

     13.4. Sole Agreement. This Agreement and any Exhibits annexed hereto (each
           --------------
of which is hereby made part hereof by this reference), and any other documents which may be expressly incorporated by reference herein, constitute the entire and only agreement between the parties concerning the subject matter hereof; and all prior negotiations, representations, warranties, agreements, and understandings related thereto are superseded hereby.

     13.5. Severability. If any provision of this Agreement shall to any extent
           ------------
be found to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and any such invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the fullest extent permitted by law.

     13.6. Headings. Headings of Articles, Sections, and subsections included
           --------
herein are for convenience of reference only and shall not be used to construe this Agreement.

     13.7. Financial Confidentiality. Both parties agree to keep the financial
           -------------------------
terms of this Agreement confidential. Notwithstanding the foregoing, Licensee may make non-public disclosures to prospective investors and lenders as are reasonably necessary for the purposes of obtaining financing.

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

ARTICLE XIV - DISPUTE RESOLUTION.
--------------------------------

     14.1. Alternative Dispute Resolution. Subject to Section 14.2 below, for
           ------------------------------
all disputes, controversies, or differences which may arise between the parties out of or in relation to or in connection with this Agreement, or for the breach thereof, which cannot be resolved by mutual agreement, the parties agree to attempt in good faith to settle such disputes by mediation to be held in accordance with the Commercial Mediation Rules (the "Mediation Rules") of the American Arbitration Association ("the Association") as the Mediation Rules then exist, in Boston, Massachusetts, with the following deviations from the Mediation Rules. By mutual agreement, the parties shall select at least one qualified neutral mediator to serve. The party requesting mediation shall designate its nominee or nominees in the request, which shall be addressed to the Association with a simultaneous copy to the other party. The other party may accept a nominee of the requesting party or may designate its own nominee or nominees. The requesting party may accept a nominee of the other party or reject the nominee. If within thirty (30) days of the initial request for mediation, the parties are unable to select a mutually satisfactory, qualified neutral mediator, a mediator shall be appointed by the Association according to the Mediation Rules.

     If the parties are unable to resolve any dispute through mediation, the parties may resort to arbitration, litigation, or some other dispute-resolution procedure. If the parties agree to submit to arbitration following an unsuccessful mediation, the arbitration shall be held in accordance with the Commercial Arbitration Rules (the "Arbitration Rules") of the Association as the Arbitration Rules then exist, in Boston, Massachusetts, with the following deviations for the Arbitration Rules. The arbitrators shall consist of one Licensor nominee, one Licensee nominee, and a third person jointly selected by those two nominees. The party requesting arbitration shall designate its nominee in the request, which shall be addressed to the Association with a simultaneous copy to the other party. If the other party shall fail within thirty (30) days of the request for arbitration to nominate the second arbitrator or if the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days after selection of the second arbitrator, then in either case the arbitration panel will be completed according to the Rules. Both legal and equitable remedies shall be available to the arbitrators. The award of a majority of the arbitration panel shall be final and binding on the parties hereto and shall be enforceable in any court having jurisdiction. Licensor and Licensee each irrevocably consent and submit to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts.

     Each party shall pay fifty percent (50%) of the mediation or arbitration filing fees, mediators' or arbitrators' fees and the like, but shall bear its own attorneys' fees and other costs in such mediation or arbitration.

     14.2. Judicial Relief. Claims, disputes, or controversies concerning the
           ---------------
validity, infringement, construction or effect of any patent including, without limitation, any patent licensed hereunder, shall be resolved in any court having jurisdiction thereof, and the parties submit to the jurisdiction of the United States District Court for the District of Massachusetts. In the event that, in any mediation or arbitration proceeding, any issue

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

shall arise concerning the validity, infringement, construction, or effect of any patent licensed hereunder, the mediators or arbitrators shall assume the validity of all claims as set forth in such patent. In any case, the mediators or arbitrators shall not delay the mediation or arbitration proceeding for the purpose of obtaining or permitting either party to obtain judicial resolution of such an issue, unless an order staying such mediation or arbitration proceeding shall be entered by a court of competent jurisdiction. Neither party shall raise any issue concerning the validity, infringement, construction, or effect of any patent licensed hereunder in any proceeding to enforce any mediation or arbitration award hereunder in any proceeding otherwise arising out of any such mediation or arbitration award. Nothing in Section 14.1 shall be construed to waive any rights or timely performance of any obligations existing under this Agreement. Moreover, each party acknowledges that appropriate cases (as determined by the courts of competent jurisdiction) of a violation by either party of any of the provisions of this Agreement may entitle the other party to equitable judicial relief, and this relief shall be available in addition to, and shall not be unavailable by reason of, the mediation or arbitration provisions of Section 14.1 above. Such equitable judicial relief may be by temporary restraining orders, preliminary and permanent injunctions, and such other equitable relief as any court of competent jurisdiction may deem just and proper.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amended and Restated License Agreement under seal to be effective as of the date hereof.

TUFTS UNIVERSITY                                 POINT THERAPEUTICS, INC.


By: /s/ Margaret E. Newell                       By: /s/ Donald R. Kiepert, Jr.
    -----------------------------------------        ---------------------------
    Margaret E. Newell                                 Donald R. Kiepert, Jr.
    Associate Provost for Research                     President and CEO

Date: 1/12/99                                    Date: 1/12/99
      ---------------------------------------          -------------------------


NEW ENGLAND MEDICAL CENTER HOSPITALS, INC.


By: /s/ Frank G. Stout
    -----------------------------------------
    Frank G. Stout
    Vice President of Research Administration

Date: 1/12/99
      ---------------------------------------

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                    EXHIBIT A
                                       TO
                     AMENDED AND RESTATED LICENSE AGREEMENT
              BETWEEN TUFTS AND NEMCH AND POINT THERAPEUTICS, INC.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                  SCHEDULE A-1
                               MULTIVALENT PATENTS


                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                      [*]

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.


                                    EXHIBIT B
                                       TO
                     AMENDED AND RESTATED LICENSE AGREEMENT
                                     BETWEEN
                  TUFTS AND NEMCH AND POINT THERAPEUTICS, INC.

Technology:    None.
----------

                        CONFIDENTIAL TREATMENT REQUESTED

     Where the text of this document has been redacted, it has been marked "[*]". Such redacted portion has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Exchange Act of 1934, as amended.

                                    EXHIBIT C
                                       TO
                     AMENDED AND RESTATED LICENSE AGREEMENT
                                     BETWEEN
                  TUFTS AND NEMCH AND POINT THERAPEUTICS, INC.

Schedule for Reimbursement for Past Patent Expenses:
----------------------------------------------------

                                      [*]